SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report November 21, 2003 Commission File Number 1-6364

                          SOUTH JERSEY INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

        New Jersey                                    22-1901645
   (State of incorporation)               (IRS employer identification no.)

                        1 South Jersey Plaza, Folsom, New
                       Jersey 08037 (Address of principal
                     executive offices, including zip code)

                                 (609) 561-9000
                 (Registrant's tele           including area code)


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Item 9.  Regulation FD Disclosure

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure."

On November 21, 2003, South Jersey Industries (SJI) issued a press release announcing an increase in its quarterly dividend from $0.385 to $0.405 per share. This equates to an $0.08 annualized dividend increase to $1.62 per share. The dividend is payable December 30, 2003 to shareholders of record at the close of business December 10, 2003. SJI's board of directors also established a policy for annual dividend growth of 3% to 6%. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

(99) Press release, dated: November 21, 2003, issued by South Jersey Industries.

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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be singed on its behalf by the undersigned thereunto duly authorized.



                                            SOUTH JERSEY INDUSTRIES



                                    By:     /s/ David A. Kindlick
                                            ---------------------------------
                                            David A. Kindlick
                                            Vice President, Treasurer &
                                                Chief Financial Officer

Date:  November 21, 2003